Exhibit 1.1

MARSHALL & ILSLEY CORPORATION

136,000,000 Shares of Common Stock

________

Underwriting Agreement

October 21, 2009

Morgan Stanley & Co. Incorporated

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

As Representative of the several Underwriters

c/o

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Marshall & Ilsley Corporation, a Wisconsin corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule II hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, the number of shares of common stock, $1.00 par value per share (the “Common Stock”), of the Company set forth in Schedule I hereto (the “Firm Securities”).  The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional shares of Common Stock set forth in Schedule I hereto (the “Option Securities” and, together with the Firm Securities, the “Securities”).  To the extent there are no additional Underwriters listed on Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

The terms which follow, when used in this Agreement, shall have the meanings indicated.  “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto (including the filing of any Annual Report on Form 10-K) became or become effective.  “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.  “Base Prospectus” shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date.  “Issuer Free Writing Prospectus” has the meaning set forth in Section 1(a)(iii) hereof.  “Free Writing Prospectus” has the meaning set forth in Rule 405.  “Rule 405,” “Rule 415” and “Rule 424” refer to such rules under rules and regulations promulgated under the Act (the “Securities Act Regulations”).  “Time of Sale” shall mean the time immediately prior to the time of the first sale by an Underwriters of the Securities.  “Disclosure Package” has the meaning set forth in Section 1(a)(iii) hereof.  “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which is used prior to the filing of the Final

Prospectus, together with the Base Prospectus.  “Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.  “Registration Statement” shall mean the registration statement referred to in Section 1(a)(i) hereof, including documents incorporated by reference, exhibits and financial statements, and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to each Closing Date (as defined herein), shall also mean such registration statement as so amended.  Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Effective Date or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.

Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Underwriter as of the Execution Time, as of the Time of Sale, on each Closing Date, and as of any time that the Registration Statement, any Preliminary Prospectus or the Final Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a “Representation Date”), as follows:

(a)

(i)

The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (File Number: 333-147162) for the registration under the Act of equity and debt securities, including the Securities.  The Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations (“Rule 462(e)”) on November 6, 2007, and any post-effective amendment thereto also became effective upon filing under Rule 462(e); no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you; the Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b).  At the respective times that the Registration Statement and each amendment thereto (including the filing of the Company’s most recent Annual Report on Form 10-K with the Commission) became effective, and at each Representation Date, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Final Prospectus when first filed in accordance with Rule 424(b), on the Effective Date and at each Representation Date, as supplemented as of any such time, complied and will comply in all material respects with the requirements of the Act and the Securities Act Regulations; the Final Prospectus and any Preliminary Prospectus delivered to the Underwriters for use in connection with the offering of the Securities are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date of the Final Prospectus, on the Effective Date and at each Representation Date, neither the Final Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)

Any offer that is a written communication relating to the Securities made prior to the filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Act provided by Rule 163.

(iii)

As of the Time of Sale, the Base Prospectus, the Preliminary Prospectus used most recently prior to the Execution Time, the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and the price to the public, the number of Firm Securities and the number of Option Securities to be included on the cover page of the Final Prospectus, when taken together as a whole, all considered together (collectively, the “Disclosure Package”) did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

For the purposes of this Agreement, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that constitutes a written communication within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(v)

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriters, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Final Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(vi)

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Final Prospectus or the Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b)

(i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (iv) at the date hereof, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405; the Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on an “automatic shelf registration statement” as defined in Rule 405; and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form.

(c)

At the time of filing the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405.

(d)

The documents incorporated by reference in the Registration Statement, the Final Prospectus or the Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Final Prospectus or the Disclosure Package, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement, the Final Prospectus or the Disclosure Package as amended or supplemented.

(e)

The Company (including its agents and representatives, other than the Underwriters) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to or make any offer relating to the Securities that would constitute a Free Writing Prospectus other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act; or (ii) other written communications approved in writing in advance by the Underwriters.  To the extent required pursuant to Rule 433(d), any such Free Writing Prospectus as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, complies or will comply in all material respects with the requirements of the Act and has been, or will be, filed with the Commission in accordance with the Act (to the extent required pursuant to Rule 433(d)).

(f)

The Company has not distributed and will not distribute, prior to the later of each Closing Date and the completion of the Underwriters’ distribution of the Securities, any written offering material in connection with the offering and sale of the Securities other than the Disclosure Package, the Final Prospectus, or any Issuer Free Writing Prospectus reviewed and consented to by the Underwriters or included in the Registration Statement.

(g)

The consolidated financial statements and other financial information of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Final Prospectus and the Disclosure Package present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein; the other financial information included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly, in all material respects, the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus have been prepared in accordance with the applicable requirements of the Act and the Exchange Act, as applicable, and the adjustments underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Disclosure Package and the Final Prospectus.

(h)

Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Final Prospectus and the Disclosure Package, any loss or interference with its business from fire, explosion, flood, accident, terrorism or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Final Prospectus and the Disclosure Package or as would not be reasonably likely to have a material adverse effect on the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); and, since the respective dates as of which information is given in the Registration Statement, the Final Prospectus and the Disclosure Package, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Prospectus.

(i)

Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Final Prospectus, there has not been any decreases in the capital stock or increases in long-term borrowings of the Company or any of its subsidiaries (other than (i) with respect to capital stock, shares issued since September 30, 2009 under the Company’s existing stock option and restricted stock plans, existing employee stock purchase plan, dividend reinvestment plan and retirement plans and (ii) with respect to long term borrowings, (x) Federal Home Loan Bank borrowings made since September 30, 2009 in the ordinary course of business, (y) the issuances of long-term debt under the Company’s existing medium term notes or bank notes programs; and (z) other immaterial borrowings in the ordinary course of business of the type classified as “other long term borrowings” on the Company’s balance sheet, which borrowings or issuances under clauses (x), (y) and (z) in the aggregate do not exceed $500,000,000) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, in each case, otherwise than as set forth or contemplated in the Disclosure Package and the Final Prospectus.

(j)

The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Final Prospectus or such as would not be reasonably likely to have a Material Adverse Effect and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not be reasonably likely to have a Material Adverse Effect.

(k)

The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus and the Disclosure Package, and, except as would not be reasonably likely to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification; each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-01(w) of Regulation S-X under the Act (a “Significant Subsidiary”) has been duly incorporated and is validly organized in good standing under the laws of its jurisdiction of organization.

(l)

The Company has an authorized capitalization as set forth in the Final Prospectus and the Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of M&I Marshall & Ilsley Bank or any other bank organized under the laws of Wisconsin, to the extent provided in Section 220.07 of the Wisconsin Statutes) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(m)

The Securities have been duly authorized by the Company and, when issued and delivered in accordance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable; and the issuance of the Securities is not and will not be subject to preemptive or other similar rights; and the Securities conform in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectus; and the Company will apply to list the Securities on the New York Stock Exchange (the “Exchange”).

(n)

This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

(o)

The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; the Company and each of its subsidiaries have conducted their businesses and are in compliance in all material respects with all applicable federal and state laws and regulations, including, without limitation, all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance which would not be reasonably likely to have a Material Adverse Effect.

(p)

The issue and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, except for the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(q)

Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws or similar organizational documents or, except as would not be reasonably likely to have a Material Adverse Effect, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(r)

Other than as set forth in the Final Prospectus and the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s)

After giving effect to the offering and sale of the Securities, including the application of the use of proceeds, the Company will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(t)

Deloitte & Touche LLP, who have certified certain consolidated financial statements of the Company and its subsidiaries, are registered independent public accountants as required by the Act, the rules and regulations of the Commission thereunder and the Public Accounting Oversight Board (United States).

(u)

The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the rules and regulations promulgated under the Exchange Act (the “Exchange Act Regulations”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weakness in its internal control over financial reporting.

(v)

Since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

(w)

The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Regulations) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(x)

Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee acting on behalf of the Company or any of its subsidiaries has violated or is in violation of, in any material respect, any provision of the Foreign Corrupt Practices Act of 1977.

(y)

The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(z)

None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(aa)

There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(bb)

The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Securities.

2.

Purchase and Sale.  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of Firm Securities set forth opposite such Underwriter’s name in Schedule II hereto.

(b)

In addition, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Firm Securities.  Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Final Prospectus upon written notice (each, an “Option Exercise Notice”) by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time and date of payment and delivery for such Option Securities (each, an “Option Closing Date”).  The number of Option Securities to be purchased by each Underwriter on an Option Closing Date shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.  Any Option Closing Date shall be determined by the Representatives, but shall not be later than three Business Days (as defined below) after the date of the Option Exercise Notice unless otherwise agreed in writing by the parties hereto, nor in any event prior to the Firm Closing Date (as defined below).

3.

Offering by the Underwriters.  Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Final Prospectus.

4.

Delivery and Payment.  (a) Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or the Option Exercise Notice, as applicable, or at such time on such later date not more than three Business Days after such specified date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities specified in Schedule I being herein called the “Firm Closing Date” and, together with any Option Closing Date, each a “Closing Date”).  Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company.  Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.  If an Option Closing Date occurs after the Firm

Closing Date, the Company will deliver to the Representatives on each Option Closing Date, and the obligation of the Underwriters to purchase the applicable Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Firm Closing Date pursuant to Section 7 hereof.

For the purposes of this Agreement, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.

Covenants of the Company.  The Company agrees with each of the Underwriters:

(a)

Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.  The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing.  The Company will promptly advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)

If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c)

If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act Regulations), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representatives of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(d)

As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Securities Act Regulations.

(e)

The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act Regulations), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.  The Company will pay the expenses of printing or other production of all documents relating to the offering.

(f)

The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g)

The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule III hereto and any electronic road show.  Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h)

During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Final Prospectus, the Company will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock or any such similar securities (other than (i) pursuant to the Dividend Reinvestment and Cash Investment Plan; (ii) pursuant to employee or director benefit plans, including, without limitation, stock option and restricted stock plans, existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; or (iii) securities that may be issued in connection with the acquisition of a business or other entity by the Company or any of its subsidiaries; provided that the aggregate number of shares of Common Stock offered, sold, contracted to sell or otherwise disposed of pursuant to this clause (iii) does not exceed, when calculated on a fully diluted basis (assuming any securities convertible into Common Stock have been converted pursuant to the terms thereof), 10% of the total number of issued and outstanding shares of Common Stock as of September 30, 2009, calculated on a fully diluted basis) without your prior written consent.

(i)

The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(j)

The Company shall use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Disclosure Package and in the Final Prospectus under the caption “Use of Proceeds.”

(k)

The Company shall use its best efforts to list on the Exchange, subject to notice of issuance, the Securities.

6.

Payment of Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus or other Permitted Free Writing Prospectus and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(f) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Company’s transfer agent and registrar in connection with the issuance of the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7.

Conditions to the Underwriters’ Obligations.  The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, as of each Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)

The Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)

Mayer Brown LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated as of the Closing Date, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)

Godfrey & Kahn S.C., counsel for the Company, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect that:

(i)

The Company has been duly incorporated and is validly existing as a corporation in good standing (meaning it has filed its most recent annual report, paid any applicable state taxes and fees, and has not filed articles of dissolution) under the laws of the State of Wisconsin, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus;

(ii)

The Company has an authorized capitalization as set forth in the Final Prospectus and all of the shares of capital stock of the Company issued on or after January 1, 1991 and still outstanding have been duly and validly authorized and are fully paid and non-assessable;

(iii)

The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

(iv)

Each Significant Subsidiary is validly existing in good standing under the laws of its jurisdiction of organization; all of the issued shares of capital stock of each Significant Subsidiary are owned of record directly or indirectly by the Company, free and clear of any perfected security interests and, to the knowledge of such counsel, any other liens, encumbrances, equities or claims;

(v)

To such counsel’s knowledge and other than as set forth in the Final Prospectus, (1) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, is reasonably expected to, individually or in the aggregate, have a Material Adverse Effect and (2) no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi)

This Agreement has been duly authorized, executed and delivered by the Company;

(vii)

The Securities have been duly authorized and are validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to preemptive or other similar rights under the Wisconsin Business Corporation Law, the Restated Articles of Incorporation, as amended, or the Amended and Restated By-Laws of the Company or any contract or agreement known by such counsel to which the Company or any of its subsidiaries is a party; and the Common Stock conforms in all material respects to the description thereof contained in the Final Prospectus;

(viii)

The issue and sale of the Securities, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor does any such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, of the Company, the Amended and Restated By-Laws of the Company or the similar organizational documents of any Significant Subsidiary or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties;

(ix)

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the securities laws of any foreign jurisdiction;

(x)

To the knowledge of such counsel, neither the Company nor any of its subsidiaries is (1) in violation of its Articles of Incorporation, By-laws or similar organizational documents or (2) in default in the performance or observation of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default is reasonably expected to have a Material Adverse Effect;

(xi)

The statements set forth in the Final Prospectus under the captions “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Securities, under the caption “Certain United States Federal Tax Consequences to Non-U.S. Holders of Common Stock,” insofar as they purport to constitute a summary of the laws referred to therein, and under the caption “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute an accurate summary of the matters set forth therein in all material respects and fairly describe such provisions in all material respects;

(xii)

The Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act;

(xiii)

The documents incorporated by reference in the Registration Statement, the Final Prospectus and the Disclosure Package (other than the financial statements, schedules, loan performance data, capital ratios and other financial data therein or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

(xiv)

The Registration Statement and the Final Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, schedules, loan performance data, capital ratios and other financial data therein or excluded therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus as amended or supplemented or required to be described in the Registration Statement or the Final Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; and

(xv)

The Registration Statement became effective upon filing under Rule 462(e) on November 6, 2007, the Final Prospectus was filed with the Commission pursuant to Rule 424(b) under the Act on [a date to be specified in the opinion] and, to the knowledge of such counsel, (1) no order suspending the effectiveness of the Registration Statement has been issued and (2) no proceeding for that purpose is pending or threatened.

In addition, such counsel shall provide a letter that states that such counsel has participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement, the Final Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as specifically stated in such letter) and need not make any independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which have led such counsel to believe that (i) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the Final Prospectus, as of its date or the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion as to the financial statements, schedules, loan performance data, pro forma financial information, capital ratios and other financial data included in or excluded from the Registration Statement and the Final Prospectus.

Such counsel may also state in such opinion that (i) whenever such counsel indicates that the opinion is with respect to matters within the “knowledge of” or “known by” such counsel, such knowledge means the representations and warranties of the Company contained in this Agreement and in the documents delivered by the Company pursuant to this Agreement, inquiries of an appropriate officer of the Company whom such counsel has determined is likely to have personal knowledge of the matters covered by the opinion, and the current conscious awareness of facts of the attorneys currently practicing law with such firm who had involvement in the transaction or such other attorneys presently in the firm whom such counsel has determined are likely, in the course of representing the Company, to have knowledge of the matters covered by the opinion, and that (ii) such opinion is limited to the laws of the United States and the State of Wisconsin.

(d)

On the date of the Preliminary Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also on the Closing Date, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, in the form set forth in Annex I(a) hereto (and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of the Closing Date is attached as Annex I(b) hereto);

(e)

(i)

Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package or the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Final Prospectus, and (ii) since the respective dates as of which information is given in the Disclosure Package and the Final Prospectus there shall not have been any change in the consolidated capital stock, consolidated long-term debt or consolidated shareholders’ equity of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, prospects, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Disclosure Package and the Final Prospectus, the effect of which, in any such case described in clause (i) or (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued on the Closing Date on the terms and in the manner contemplated in the Disclosure Package and the Final Prospectus;

(f)

On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s or any of its subsidiaries’ debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any of its subsidiaries’ debt securities;

(g)

On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Wisconsin authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued on the Closing Date on the terms and in the manner contemplated in the Disclosure Package and the Final Prospectus;

(h)

The Securities shall have been duly listed, subject to notice of issuance, on the Exchange;

(i)

The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of the Registration Statement and prospectuses;

(j)

You shall have used your reasonable best efforts to obtain an agreement substantially in the form of Exhibit A hereto from the persons identified thereon; and

(k)

The Company shall have furnished or caused to be furnished to you on the Closing Date certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed as of or prior to the Closing Date, as to the matters set forth in the preamble and subsection (e) of this Section 7 and as to such other matters as you may reasonably request.

8.

Indemnification and Contribution; Expenses.

(a)

The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented or any other prospectus relating to the Securities, the Disclosure Package or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any other written information used by the Company, or authorized by the Company to be used on behalf of the

Company, in connection with the offer or sale of Securities or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented or any other prospectus relating to the Securities, the Disclosure Package or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b)

Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented or any other prospectus relating to the Securities, the Disclosure Package or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Final Prospectus, the Final Prospectus as amended or supplemented or any other prospectus relating to the Securities, the Disclosure Package or any such amendment or supplement or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.  The Company acknowledges that the dollar amounts set forth in the third paragraph relating to concessions and the statements set forth in the ninth paragraph relating to stabilization activities (as it pertains to the Underwriters) in each case under the heading “Underwriting” in the Preliminary Prospectus and in the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the documents referred to in the foregoing indemnity.

(c)

Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability set forth in subsections (a) or (b) above to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of such subsections.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  It is understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all indemnified parties unless (x) the indemnifying party authorized the hiring of additional separate counsel or (y) counsel for the indemnified party advises in writing that due to an actual conflict of interest among the indemnified parties the indemnified parties should be represented by separate counsel, in either of which case the indemnified parties shall be represented by separate counsel and the indemnifying party shall bear the reasonable fees, costs and expenses of each such separate counsel.  The indemnifying party shall not be liable for any settlement of any claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment.  An indemnifying party shall not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, the “Losses”) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities from which such Losses arise; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the commissions and discounts received by such Underwriter in connection with the sale of Securities from which such Losses arise.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and such Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and such Underwriter on the other in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Securities from which such Losses arise, and benefits received by the Underwriter shall be deemed to be equal to the total commissions and discounts received by such Underwriter in connection with the sale of Securities from which such Losses arise.  Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters.  Each of the Company and the Underwriters agrees that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of each of the Underwriters under this Section 8 to contribute are several in proportion to the respective purchases or sales made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

(e)

The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and such obligations shall extend, upon the same terms and conditions, to (i) each officer and director of each Underwriter, (ii) each person, if any, who controls any Underwriter within the meaning of the Act, and (iii) each Underwriter’s personal representatives, successors and assigns; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and such obligations shall extend, upon the same terms and conditions, to (i) each officer and director of the Company, (ii) each person, if any, who controls the Company within the meaning of the Act, and (iii) the Company’s personal representatives, successors and assigns.

9.

Default by an Underwriter.  (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein on the Closing Date.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Final Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of shares of Common Stock which remains unpurchased does not exceed one-eleventh of the aggregate number of shares of Common Stock to be purchased on such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares of Common Stock which such Underwriter agreed to purchase hereunder on such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of Common Stock which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)

If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of shares of Common Stock which remains unpurchased exceeds one-eleventh of the aggregate number of all shares of Common Stock to be purchased on such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.

Representations and Agreements to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11.

Termination. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

12.

Representatives.  In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly.

13.

Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Morgan Stanley & Co. Incorporated, 1585 Broadway New York, New York 10036, Attention: Investment Banking Division and Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (fax:  (212) 230-8730), Attention: ECM Legal; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.

Parties in Interest.  This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.

Time of Essence.  Time shall be of the essence in this Agreement.

16.

No Deemed Waiver.  Neither any failure nor delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement (singly and collectively referred to as a “Right”) shall operate as a waiver of such Right, nor shall any single or partial exercise of any Right prelude any other or future exercise any Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of any Right with respect to any other occurrence.

17.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.

Counterparts.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

19.

No Fiduciary Duties.  The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand (ii) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent (except to the extent specified herein) or fiduciary of the Company, or its shareholders, creditors, employees or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offerings contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

20.

Research Analyst Independence.  The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions.  The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

[Signature Page Follows]

                      If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

MARSHALL & ILSLEY CORPORATION

By:

/s/ Gregory A. Smith______________

Name: Gregory A. Smith

Title:

Senior Vice President and

           Chief Financial Officer

Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED

By:

/s/ Kenneth G. Pott_____________

Name:

Kenneth G. Pott

Title:

Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

By:

/s/ Michael O’Grady____________

Name:

Michael O’Grady

Title:

Managing Director, Head of Depositories

For themselves and the other

several Underwriters, if any,

named in Schedule II to the

foregoing Agreement.

SCHEDULE I

Underwriting Agreement dated October 21, 2009

Registration Statement No. 333-147162

Representatives:

Morgan Stanley & Co. Incorporated

     Merrill Lynch, Pierce, Fenner & Smith

                         Incorporated

Title, Purchase Price and Description of Securities:

Title: Common Stock, $1.00 par value per share

Number of Firm Securities to be sold by the Company: 136,000,000

Number of Option Securities to be sold by the Company: 20,400,000

Price per Share to Public (include accrued dividends, if any): $5.75

Price per Share to the Underwriters – total: $5.52

Other provisions: None

Closing Date, Time and Location: October 27, 2009 at 10:00 a.m. at the offices of Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606

Type of Offering:  Non-Delayed

I-1

SCHEDULE II

Underwriters	Number of Firm Securities to be Purchased
Morgan Stanley & Co. Incorporated	68,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	40,800,000
Robert W. Baird & Co. Incorporated	5,440,000
Morgan Keegan & Company, Inc.	5,440,000
Oppenheimer & Co. Inc.	5,440,000
Sandler O’Neill & Partners, L.P.	5,440,000
Stifel, Nicolaus & Company, Incorporated	5,440,000
Total	136,000,000

II-1

SCHEDULE III

None

III-1

ANNEX I(a)

FORM OF COMFORT LETTER

1

ANNEX I(b)

FORM OF BRING-DOWN COMFORT LETTER

2

 EXHIBIT A

The following form of letter shall be executed and delivered by the following persons:

Directors

Andrew N. Baur

Jon F. Chait

John W. Daniels, Jr.

Ted D. Kellner

Dennis J. Kuester

David J. Lubar

Katharine C. Lyall

John A. Mellowes

San W. Orr, Jr.

Robert J. O’Toole

Peter M. Platten, III

John S. Shiely

George E. Wardeberg

James B. Wigdale

Executive Officers

Mark F. Furlong

Gregory A. Smith

Ann M. Benschoter

Walt A. Buckhanan

Patricia M. Cadorin

Ryan R. Deneen

Thomas R. Ellis

Randall J. Erickson

Mark R. Hogan

Patricia R. Justiliano

Brent J. Kelly

Beth D. Knickerbocker

Kenneth C. Krei

Thomas J. O'Neill

Paul J. Renard

John L. Roberts

Thomas A. Root

Michael C. Smith

Ronald E. Smith

Form of Lock-Up Agreement

October 21, 2009

Morgan Stanley & Co. Incorporated

As Representative of the several Underwriters

1585 Broadway

New York, New York 10036

Re:

Marshall & Ilsley Corporation – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule II to such agreement (collectively, the “Underwriters”), with Marshall & Ilsley Corporation, a Wisconsin corporation (the “Company”), providing for a public offering of shares of Common Stock of the Company (the “Securities”) pursuant to the Registration Statement on Form S-3 that became effective upon filing on November 6, 2007.

In consideration of the agreement by the Underwriters to offer and sell the Securities, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that from the date hereof to and including January 19, 2010 (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company (other than dispositions of shares of Common Stock to the Company to pay any tax withholding obligations incurred by the undersigned in connection with (i) the issuance to the undersigned of Common Stock in payment of a portion of the undersigned’s salary, or (ii) the vesting of restricted shares of Common Stock held by the undersigned as of the date hereof) , or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the “Undersigned’s Shares”).

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that, except in the case of charitable gifts, the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, or (iii) with the prior written consent of the Representative.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

________________________________________

Exact Name of Shareholder

________________________________________

Authorized Signature

________________________________________

Title